SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 5
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS


     This Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of September 28, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds dated as of November 5, 1998, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Unless defined herein, each capitalized term used in this Amendment shall have the meaning given it in the Agreement.

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit I to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 28, 2001.



                                                  /s/ Robert H. Graham
                                             -------------------------------
                                             Name:     Robert H. Graham
                                             Title:    President

                          EXHIBIT I TO AMENDMENT N0. 5
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        AIM INVESTMENT SECURITIES FUNDS

                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

                              AIM High Yield Fund
                              -------------------
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                             AIM High Yield Fund II
                             ----------------------
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                                AIM Income Fund
                                ---------------
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                        AIM Intermediate Government Fund
                        --------------------------------
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                       AIM Limited Maturity Treasury Fund
                       ----------------------------------
                                 Class A Shares
                              Institutional Class

                             AIM Money Market Fund
                             ---------------------
                                 Class B Shares
                                 Class C Shares
                            AIM Cash Reserve Shares

                            AIM Municipal Bond Fund
                            -----------------------
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

                           AIM Total Return Bond Fund
                           --------------------------
                                 Class A Shares
                                 Class B Shares
                                Class C Shares"